Exhibit 99.2

Contact:	Judy Rader	FOR IMMEDIATE RELEASE
Corporate Communications
312-394-7417

Stacie Frank
Investor Relations
312-394-3094

Exelon to Expand Its Clean Energy Fleet with Acquisition of 720 MW Combined

Cycle Natural Gas-Fired Power Plant in Texas

$305 million purchase of Wolf Hollow plant demonstrates Exelon’s continued commitment to competitive markets

CHICAGO (May 12, 2011) – Exelon Corporation today announced an agreement to acquire Wolf Hollow, a combined-cycle natural gas-fired power plant in north Texas, from Sequent Wolf Hollow, LLC, for $305 million, as adjusted for working capital. The transaction adds 720 megawatts (MW) of clean energy to Exelon’s fleet in the competitive Electric Reliability Council of Texas (ERCOT) power market, where the company already owns and operates three other natural gas-fired power plants.

“This acquisition will increase our clean energy portfolio, expand Exelon’s presence in the competitive Texas energy market, and create value for Exelon shareholders,” said John W. Rowe, Exelon chairman and CEO. “Forthcoming EPA clean air rules will make Exelon’s natural gas-fired power plants even more valuable and increase our role in the nation’s transition to a clean energy future.”

Wolf Hollow, located near Granbury, Texas, began operation in August 2003. It is equipped with two Mitsubishi combined-cycle gas turbines and serves the Dallas and Fort Worth areas. Exelon currently has a power purchase agreement with Wolf Hollow, through 2023, to purchase 350 MW of its output at above current observable market power prices.

In addition to eliminating the existing power purchase agreement, Exelon expects the transaction will be accretive to free cash flow beginning in 2012. The transaction also creates long-term value for Exelon by adding an efficient combined-cycle natural gas-fired plant to Exelon’s fleet in ERCOT.

Exelon Generation, which will own and operate the plant, already has a strong and growing presence in the Dallas, Fort Worth and Houston regions. Exelon Generation’s natural gas-fired plants at Handley, Mountain Creek and ExTex LaPorte have a total capacity of 2,222 MW and employ 80 people. Exelon contributes $1.9 million per year in state tax payments to Texas.

The proposed acquisition of Wolf Hollow follows Exelon’s announcement last month that it plans to merge with Constellation Energy, which will create one of the industry’s cleanest and lowest-cost power generation fleets. The acquisition of Wolf Hollow will reinforce one of the key benefits of the merger—matching Exelon’s abundant clean energy supply with Constellation’s large customer demand in key competitive markets.

The Wolf Hollow transaction will build on the company’s commitment to clean energy as part of Exelon 2020, a business and environmental strategy to eliminate the equivalent of Exelon’s 2001 carbon footprint. Exelon already is the least carbon-intensive of the large U.S. electric utilities.

The Wolf Hollow transaction is subject to approval by the Public Utility Commission of Texas and the notification and reporting requirements under the Hart-Scott-Rodino Act. Exelon plans to finance the transaction with existing cash flow and liquidity resources and expects to close it in the third quarter of 2011. Barclays Capital acted as financial advisor to Exelon.

###

Exelon Corporation is one of the nation’s largest electric utilities with more than $18 billion in annual revenues. The company has one of the industry’s largest portfolios of electricity generation capacity, with a nationwide reach and strong positions in the Midwest and Mid-Atlantic. Exelon distributes electricity to approximately 5.4 million customers in northern Illinois and southeastern Pennsylvania and natural gas to approximately 490,000 customers in the Philadelphia area. Exelon is headquartered in Chicago and trades on the NYSE under the ticker EXC.

Cautionary Statements Regarding Forward-Looking Information

Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed merger, integration plans and expected synergies, the expected timing of completion of the transaction, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Exelon Corporation (Exelon) and Constellation Energy Group, Inc. (Constellation), as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example, (1) the companies may be unable to obtain shareholder approvals required for the merger; (2) the companies may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the merger; (3) conditions to the closing of the merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of Exelon or Constellation could interfere with the merger; (5) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (6) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (7) the merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (9) the businesses of the companies may suffer as a result of uncertainty surrounding the merger; (10) the companies may not realize the values expected to be obtained for properties expected or required to be divested; (11) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (12) the companies may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Discussions of some of these other important factors and assumptions are contained in Exelon’s and Constellation’s respective filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including: (1) Exelon’s 2010 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2011 in (a) Part II, Other Information, ITEM 1A. Risk Factors, (b) Part I, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial

Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 12; (3) Constellation’s 2010 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 12; and (4) Constellation’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2011 in (a) Part II, Other Information, ITEM 5.Other Information, (b) Part I, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Notes to Consolidated Financial Statements, Commitments and Contingencies. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that Exelon will file with the SEC in connection with the proposed merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Exelon nor Constellation undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication.

Additional Information and Where to Find it

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Exelon intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement/prospectus and other relevant documents to be mailed by Exelon and Constellation to their respective security holders in connection with the proposed merger of Exelon and Constellation. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about Exelon, Constellation and the proposed merger. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of the joint proxy statement/prospectus (when it becomes available) may be obtained free of charge from Exelon Corporation, Investor Relations, 10 South Dearborn Street, P.O. Box 805398, Chicago, Illinois 60680-5398, or from Constellation Energy Group, Inc., Investor Relations, 100 Constellation Way, Suite 600C, Baltimore, MD 21202. Investors and security holders may also read and copy any reports, statements and other information filed by Exelon, or Constellation, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

Exelon, Constellation, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Exelon’s directors and executive officers is available in its proxy statement filed with the SEC by Exelon on March 24, 2011 in connection with its 2011 annual meeting of shareholders, and information regarding Constellation’s directors and executive officers is available in its proxy statement filed with the SEC by Constellation on April 15, 2011 in connection with its 2011 annual meeting of shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

* * * * *

3